                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 May 31, 1998

                       THE GUARANTEE LIFE COMPANIES INC.
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                                0-26788                     47-0785066
 ---------------------                   ----------------           -------------------
 (State of Incorporation)            (Commission File Number)   (IRS Employer Identification
                                                                  Number)
        8801 Indian Hills Drive,
           Omaha, Nebraska                                                   68114
    ------------------------------------                               -----------------
  (Address of principal executive offices)                                (Zip Code)

                                (402) 361-7300
            ------------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not applicable
                         ----------------------------
         (Former name or former address, if changed since last report)

     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial Statements of Businesses Acquired.

              Audited financial statements of Westfield Life Insurance Company ("Westfield") for the fiscal year ended December 31,1997 are attached hereto as Exhibit 99.1.


     (b)      Pro Forma Financial Information.

              Pro forma financial information for The Guarantee Life Companies Inc. ("Guarantee"), prepared as if Guarantee had acquired Westfield as of January 1, 1997, are attached hereto as Exhibit 99.2.

     (c)      Exhibits

              The following exhibits are filed with this amendment. Each exhibit number refers to the numbers in Item 601 of Regulation S-K of exhibits applicable to Form 8-K.


              NUMBER                         Description
              23               Consent of KPMG Peat Marwick LLP

              99.1 Financial Statements of Westfield for the fiscal year ended December 31, 1997.

              99.2 Pro forma financial information for Guarantee, as if Guarantee had acquired Westfield as of January
                               1, 1997.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE GUARANTEE LIFE COMPANIES INC.

                                 By  /s/ Richard A. Spellman
                                    -------------------------------------------
                                    Richard A. Spellman, Senior Vice President,
                                    General Counsel and Secretary

                                 August 14, 1998


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